UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

SHELTER ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Delaware	001-40567	86-1273121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Midland Street #1726 Quogue, New York	11959
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 553-2164

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	SHQAU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units	SHQA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SHQAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 7, 2022, Shelter Acquisition Corporation I (“Shelter” or, the “Company”) filed with the Securities and Exchange Commission (“SEC”) on Schedule 14A the following definitive additional materials to supplement certain information in the definitive proxy statement filed by the Company with the SEC on November 25, 2022 (the “Definitive Proxy Statement”) in connection with the proposed amendments to the Company’s amended and restated certificate of incorporation and the Investment Management Trust Agreement, dated June 29, 2021, by and between Shelter and Continental Stock and Transfer Company, as trustee.

SUPPLEMENT TO PROXY STATEMENT

OF

SHELTER ACQUISITION CORPORATION I

Dated December 7, 2022

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Definitive Proxy Statement, which in turn should be read in its entirety. In each instance, the bold and underlined language is added and the struck language is removed.   All other information in the Definitive Proxy Statement remains unchanged. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement.

As provided in the Definitive Proxy Statement, the Company is seeking stockholder approval of, among other things, an amendment to its amended and restated certificate of incorporation to extend the date by which the Company has to consummate its initial business combination from January 2, 2023 to June 30, 2023 or such earlier date as determined by the Company’s board of directors (the “board”) to be in the best interests of the Company (the “Extension Amendment Proposal”). The purpose of the supplemental disclosures is to clarify that, if the Extension Amendment Proposal is approved, the board may determine that it is ultimately in the best interests of the Company to cease all operations of the Company and to wind up prior to June 30, 2023 (and such earlier liquidation date may be prior to January 2, 2023).

All page and paragraph references used herein refer to the Definitive Proxy Statement before any additions or deletions resulting from the revised disclosures, and terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Clarifications

The sentences beginning “The purpose of the Extension Amendment and the Trust Amendment is to” on pages 1, 16 and 17 of the Definitive Proxy Statement are hereby amended and restated as follows:

The purpose of the Extension Amendment and the Trust Amendment is to allow us ~~more time to~~ until June 30, 2023 to enter into and complete a business combination, which our board presently believes is in the best interest of our stockholders. The Extension Amendment Proposal also permits our board to cease our operations and redeem all public shares prior to June 30, 2023 if it determines that such action is in the best interests of our stockholders (and such actions may occur prior to January 2, 2023).

The first sentence of each of the paragraphs beginning “If the Extension Amendment Proposal is approved, the board will be granted the authority” on pages 2, 4, 8 and 16 of the Definitive Proxy Statement are hereby amended as follows:

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to June 30, 2023, or an earlier date if it determined it would be in the best interests of the Company to do so (which earlier date may be prior to January 2, 2023).

The paragraph beginning “Accordingly, our board is proposing the Extension Amendment Proposal” on page 5 of the Definitive Proxy Statement is hereby amended as follows:

Accordingly, our board is proposing the Extension Amendment Proposal to amend our Certificate in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from January 2, 2023 to June 30, 2023 or such earlier date as determined by our board to be in the best interests of the Company (which earlier date may be prior to January 2, 2023), and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from January 2, 2023 to June 30, 2023.

The first bullet point on page 4 of the Definitive Proxy Statement is hereby amended and restated as follows:

●	a proposal to amend our Certificate to extend the date by which we have to consummate our initial business combination from January 2, 2023 to June 30, 2023 or such earlier date as determined by our board to be in the best interests of the Company (which earlier date may be prior to January 2, 2023);

The sentence beginning “We will continue our efforts” on page 8 of the Definitive Proxy Statement is hereby amended and restated as follows:

We will continue our efforts to consummate an initial business combination until June 30, 2023; provided, that our board will have the ability to cease our operations and redeem all the public shares prior to such date if it determines that such action is in the best interests of the Company (and such actions may occur prior to January 2, 2023).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Special Meeting and the board’s authority if the proposals at the Special Meeting are approved. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On November 25, 2022, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Special Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Shelter Acquisition Corporation I, 6 Midland Street #1726, Quogue, New York 11959.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2022	SHELTER ACQUISITION CORPORATION I

	By:	/s/ Danion Fielding
	Name:	Danion Fielding
	Title:	Chief Financial Officer

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